UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05693 )

Exact name of registrant as specified in charter: Putnam Europe Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000 Date of fiscal year end: June 30, 2005 Date of reporting period: July 1, 2005-- December 31, 2005

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Europe Equity Fund

12|31|05

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

Europe Equity

Fund

12 | 31 | 05
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management	18
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	51

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

Throughout 2005, U.S. and global economies showed both their resilience and their ongoing vulnerability to challenges such as rising energy prices, mounting inflationary pressures, and political concerns. The Federal Reserve Board’s continuing interest-rate increases created additional setbacks for the equity markets as investors grew concerned that the higher rates -- combined with higher energy prices -- would slow growth. Nevertheless, as the year drew to a close, the financial markets demonstrated trends consistent with an expanding economy: relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, Putnam Investments’ management teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued interest-rate increases in 2006.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors, particularly in light of today’s challenging market conditions. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Europe Equity Fund: the advantages of investing in European markets

As a shareholder of Putnam Europe Equity Fund, you are positioning some of your money to benefit from opportunities in one of the world’s most advanced economies.

While international investing involves additional risks, Europe offers a long history of capitalism and stock investing, and the region continues to evolve. Today, the 25 member states of the European Union, with over 450 million people, form a large, integrated economy that exports more goods and services than any nation in the world.

With these advantages, it is not surprising that European companies are leaders in many business sectors, including financials, health care, and telecommunications. If you look at the products or services you use every day --from cars to cellular telephones to household products -- you are likely to find many items made by European companies.

At the macroeconomic level, Europe offers diversification because it generally follows a different business cycle than the United States. In Europe, interest rates are not set by the U.S. Federal Reserve Board, but by the European Central Bank and the Bank of England. While different economic systems, political developments, and currencies like the euro, the British pound, and the Swiss franc can add risk, they also provide diversification for U.S.-based investors.

For 15 years, Putnam Europe Equity Fund has served investors by seeking to invest in leading companies in European markets. Pursuing Putnam’s “blend” strategy, the fund’s management team targets stocks believed to be worth more than their current stock prices indicate, and seeks to perform well when either growth- or value-style stocks lead international markets. The team selects

Changes in the world and Europe’s regional economy have added to the investment potential of European companies since Putnam Europe Equity Fund launched in 1990.

stocks and determines market and sector weightings by relying on the proprietary research of Putnam analysts and team members based in Boston, as well as in London for better access to information about European companies.

Finally, investing in Europe may help you in managing one important financial risk -- the possibility of a slump in the U.S. economy. Investing internationally can diversify your portfolio and gives you a chance to keep building wealth even if U.S. stocks struggle.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

The European Union:
Expansion increases
investment opportunities.

The European Union (EU) has grown over the past half century because it has succeeded in providing stable conditions for economic growth and investment. From a base of six members in the 1950s, it has grown to include 25 countries, with four additional countries currently candidates for membership.

What does the continuing expansion of the EU mean for investors?

Greater growth potential. Businesses in new member countries gain greater access to international capital and trade opportunities within the EU.

Lower business costs. Companies in older EU countries can increase their sales in new member countries while reducing their business costs by shifting production to less expensive markets.

Putnam Europe Equity Fund seeks capital appreciation by investing primarily in common stocks of companies located in European markets. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe to be their true worth. It may be suitable for investors seeking capital appreciation who are willing to accept the risks of investing in European markets.

Highlights

* During the first six months of the fund’s 2006 fiscal year, whose semiannual period ended December 31, 2005, Putnam Europe Equity Fund’s class A shares gained 10.67% without sales charges.

* The fund’s benchmark, the MSCI Europe Index, returned 9.84% during the period.

* The fund’s peer group, the Lipper European Region Funds category, had an average return of 11.62% during the period.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 12/31/05

Since the fund’s inception (9/7/90), average annual return is 10.19% at NAV and 9.80% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	8.62%	8.03%	128.51%	116.57%

5 years	1.20	0.12	6.14	0.59

3 years	19.58	17.44	70.97	61.97

1 year	9.93	4.15	9.93	4.15

6 months	--	--	10.67	4.87

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

During the first half of its 2006 fiscal year, Putnam Europe Equity Fund bene-fited from strong capital appreciation by European stocks. The fund’s results at net asset value (NAV, or without sales charges) exceeded those of its benchmark index, indicating the effectiveness of our stock selection process. However, the fund’s results in the period ranked behind the average return of other European region funds. We believe this was because the portfolio, unlike many in its peer group, had no investments in the emerging markets of Eastern Europe, which significantly outperformed the developed markets. Currency positions had a slight negative impact as the U.S. dollar strengthened in the later months of the period.

Market overview

European stock markets delivered impressive results in the first half of the fund’s fiscal year. Merger and acquisition activity was at its most vigorous pace since 1999, a trend that generated premium prices for many acquisition targets.

In addition to corporate deals, economic conditions improved in several markets. There was a noteworthy acceleration in Germany’s economic activity in the final months of 2005, in spite of political deadlock, and consumer confidence levels in France rose sharply. In December, the European Central Bank (ECB) raised interest rates for the first time in five years in order to ward off perceived inflationary pressures, though the ECB did not state that additional rate increases were likely in the near term.

The United Kingdom’s economy appears to have achieved a “soft landing,” in our estimation. In August, the Bank of England cut interest rates by a quarter of a percentage point to help revive consumer demand. Over the period, however, the U.K. stock market was one of the weakest in the region, and the British pound also dropped because of the contrast between lower U.K. interest rates and rising interest rates in Europe, the United States, and other regions. The euro also fell versus the dollar, but by a smaller amount.

Strategy overview

We maintained the fund’s focus on companies we regarded as high-quality industry leaders. Our research process is intended to identify companies priced below their worth and generating strong cash flows. Our stock selection decisions led to a few noteworthy market and sector weightings. We maintained an overweight position in the communications sector due to compelling valuations and our belief that the market has significantly overestimated the slowdown in revenue growth. We maintained an underweight to the basic materials sector and, on a country level, to the United Kingdom, because of our valuation criteria.

During late summer, we adjusted the fund’s positioning in the energy sector, because we believed that based on prevailing oil prices, oil stocks appeared fully valued. This was particularly evident when oil prices spiked in the wake of oil supply disruptions caused by Hurricane Katrina. We trimmed the portfolio’s exposure to the large, integrated oil-producing companies and added to somewhat smaller companies focused in energy services, such as drillers and suppliers. We believe these companies should continue to benefit from increasing exploration and development spending.

Your fund’s holdings

The financials sector outperformed the broader market by a significant margin, with insurance companies leading the

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 12/31/05.

Equities
MSCI Europe Index (European stocks)	9.84%

MSCI Pacific Index (Asian stocks)	26.46%

S&P 500 Index (broad stock market)	5.77%

Russell 2000 Index (small-company stocks)	5.88%

Bonds
Lehman Aggregate Bond Index (broad bond market)	–0.08%

Lehman Government Bond Index (U.S. Treasury and agency securities)	–0.27%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	1.92%

Citigroup World Government Bond Index (global government bonds)	–3.02%

way. There was a sell-off of European insurance stocks in the wake of Hurricane Katrina, since some of these companies provide property and casualty policies in the United States and others serve as re-insurers to both European and U.S. companies. However, the industry experienced a strong recovery as investors anticipated a better pricing environment, particularly for re-insurers, in 2006. Also, revenues from other channels, such as life insurance, offset property losses from natural disasters. Fund holdings in Zurich Financial Services and Swiss Re benefited and were among the leading contributors to relative performance over the period.

Holdings in the energy sector had mixed results. Returns benefited from our decision to trim the sector weighting as oil prices steadily fell back after September. However, holdings in Royal Dutch Shell of the Netherlands and Repsol of Spain nevertheless declined during the period. The fund’s positions in oil-services firms, such as drillers and suppliers, helped results. Smedvig, of Norway, performed particularly well, when Noble, the second-largest offshore oil and gas driller in the United States (and not a holding in the portfolio), bought a stake in the company and raised expectations of a possible takeover.

The telecommunications sector was the weakest in the European markets for the period. The fund’s stakes in France Telecom and Vodafone Group were among the largest detractors from

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

results because profit margins appeared likely to be squeezed as the companies compete by cutting prices. Despite the market’s negativity regarding the sector, we continue to hold these stocks because we consider them likely to benefit as industry consolidation proceeds. Also, in instances where the fund held companies that were targets of acquisitions, returns benefited. For example, TDC, a Danish telecommunications service provider, was a leading contributor to portfolio returns. In November, TDC agreed to a takeover by a private equity consortium, a deal that lifted the stock’s price considerably.

Our stock selection in the consumer cyclicals sector had a negative impact. One example was Mediaset, a media conglomerate based in Italy, which has struggled as advertisers have been trying to diversify their spending across other outlets, including the Internet. This trend threatens the profitability of traditional media firms and has depressed valuations across the industry. With much of this negative sentiment now reflected in the stock price, we continue to hold the shares because we believe any improvement in the Italian domestic economy could act as the catalyst to help the shares appreciate in value.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 12/31/05. The fund’s holdings will change over time.

Holding (percent of fund's net assets)	Country	Industry

Royal Dutch Shell PLC Class A (4.1%)	Netherlands	Oil and gas

Novartis AG (3.5%)	Switzerland	Pharmaceuticals

UniCredito Italiano SpA (3.4%)	Italy	Banking

Vodafone Group PLC (3.3%)	United Kingdom	Telecommunications

ABN AMRO Holdings NV (3.2%)	Netherlands	Banking

Credit Suisse Group (3.1%)	Switzerland	Investment banking/brokerage

Roche Holding AG (3.0%)	Switzerland	Pharmaceuticals

Zurich Financial Services AG (2.9%)	Switzerland	Insurance

Allianz AG (2.6%)	Germany	Insurance

BASF AG (2.5%)	Germany	Chemicals

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe European equity markets continue to offer opportunities, though the robust gains seen in 2005 are unlikely to be repeated in 2006 and may well be followed by a period of consolidation. The economic picture in Europe has continued to improve over recent months and should remain supportive through 2006. The chief laggards, Germany and Italy, have both shown improvement recently.

We continue to focus on our bottom-up valuation process, seeking out firms with strong cash flow and consistently above-average financial performance. The fund’s market and sector positioning, which is primarily determined by our fundamental stock selection process, is generally unchanged. Our continuing underweight to the United Kingdom results from the relative ranking of U.K. stocks versus other countries within our research framework. However, we recently reversed the fund’s previous underweight position in Germany by purchasing a number of attractively valued stocks. Sector exposures do not deviate markedly from the benchmark, though we continue to favor telecommunications companies for the reasons discussed earlier in this report.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The fund concentrates its investments in one region and involves more risk than a fund that invests more broadly.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended December 31, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/7/90)		(2/1/94)		(7/26/99)		(12/1/94)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.19%	9.80%	9.37%	9.37%	9.36%	9.36%	9.67%	9.44%	9.93%	10.19%

10 years	128.51	116.57	112.16	112.16	112.11	112.11	117.81	110.70	123.25	128.63
Annual average	8.62	8.03	7.81	7.81	7.81	7.81	8.10	7.74	8.36	8.62

5 years	6.14	0.59	2.19	0.19	2.21	2.21	3.40	0.04	4.99	6.20
Annual average	1.20	0.12	0.43	0.04	0.44	0.44	0.67	0.01	0.98	1.21

3 years	70.97	61.97	67.22	64.22	67.12	67.12	68.43	62.97	70.01	71.06
Annual average	19.58	17.44	18.69	17.98	18.67	18.67	18.98	17.68	19.35	19.60

1 year	9.93	4.15	9.13	4.13	9.12	8.12	9.33	5.77	9.84	9.98

6 months	10.67	4.87	10.28	5.28	10.29	9.29	10.39	6.81	10.68	10.73

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

Comparative index returns
For periods ended 12/31/05

		Lipper European
	MSCI Europe	Region Funds
	Index	category average*

Annual average
(life of fund)	9.54%	9.38%

10 years	145.08	185.90
Annual average	9.38	10.90

5 years	19.81	36.41
Annual average	3.68	5.66

3 years	83.25	94.51
Annual average	22.37	24.38

1 year	9.42	12.29

6 months	9.84	11.62

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 12/31/05, there were 103, 102, 94, 76, and 19 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six month period ended 12/31/05

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.278		$0.078	$0.107	$0.152		$0.257	$0.290

Capital gains	--		--	--	--		--	--

Total	$0.278		$0.078	$0.107	$0.152		$0.257	$0.290

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
6/30/05	$20.79	$21.94	$20.03	$20.58	$20.61	$21.30	$20.75	--

10/4/05†	--	--	--	--	--	--	--	$22.46

12/31/05	22.73	23.99	22.01	22.59	22.60	23.36	22.71	22.73

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

† Inception date of class Y shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Europe Equity Fund from July 1, 2005, to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.91	$ 11.87	$ 11.87	$ 10.55	$ 9.24	$ 3.06

Ending value (after expenses)	$1,106.70	$1,102.80	$1,102.90	$1,103.90	$1,106.80	$1,024.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05 (and for the period from 10/4/05 to 12/31/05 for class Y shares). The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2005, use the calculation method below. To find the value of your investment on July 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 07/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.58	$ 11.37	$ 11.37	$ 10.11	$ 8.84	$ 3.04

Ending value (after expenses)	$1,017.69	$1,013.91	$1,013.91	$1,015.17	$1,016.43	$1,009.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05 (and for the period from 10/4/05 to 12/31/05 for class Y shares). The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio	1.49%	2.24%	2.24%	1.99%	1.74%	1.24%

Average annualized expense
ratio for Lipper peer group*	1.67%	2.42%	2.42%	2.17%	1.92%	1.42%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Europe Equity Fund	56%	82%	80%	77%	89%

Lipper European Region
Funds category average	72%	75%	117%	151%	380%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Core Team. Heather Arnold is the Portfolio Leader, and Joshua Byrne and Mark Pollard are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Heather Arnold	2005	*

Portfolio Leader	2004	*

Joshua Byrne	2005					*

Portfolio Member	2004					*

Mark Pollard	2005	*

Portfolio Member	2004	*

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $610,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joshua Byrne is also a Portfolio Leader of Putnam International Equity Fund.

Mark Pollard is also a Portfolio Member of Putnam International Equity Fund.

Heather Arnold, Joshua Byrne, and Mark Pollard may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended December 31, 2005, Mark Pollard and Heather Arnold alternately served as Portfolio Leader for a portion of the period. Currently, Heather Arnold is the Portfolio Leader.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005			*

Deputy Head of Investments	N/A

William Connolly	2005	*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005	*

Chief Financial Officer	2004	*

Steven Krichmar	2005	*

Chief of Operations	2004	*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 12/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of Western European equity securities.

Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged index of equity securities from developed countries in the Far East and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the first percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that signifi-cant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper European Region Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

51st	68th	68th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 120, 103, and 73 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future performance.*)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper European Region Funds category for the one-, five- and ten-year periods ended December 31, 2005 were 53rd, 77th and 80th, respectively. Over the one-, five- and ten-year periods ended December 31, 2005, the fund ranked 54th out of 102 funds, 59th out of 76 funds, and 16th out of 19 funds, respectively. The Trustees did not consider this information in approving the continuance of your fund’s management contract.

commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 12/31/05 (Unaudited)

COMMON STOCKS (98.0%)*

	Shares	Value

Belgium (8.1%)
InBev NV	225,644	$9,785,399
KBC Groupe SA	113,392	10,518,220
Mobistar SA	95,785	7,568,912
Solvay SA	65,556	7,198,189
Umicore NV/SA	56,680	6,658,100
		41,728,820

France (13.9%)
BNP Paribas SA	92,466	7,453,868
Business Objects SA †	96,802	3,903,413
Christian Dior SA	56,692	5,021,377
Credit Agricole SA	280,942	8,817,037
France Telecom SA	347,201	8,595,171
France Telecom SA 144A	134,739	3,335,546
Renault SA	85,720	6,965,664
Renault SA 144A	5,360	435,557
Schneider Electric SA	44,007	3,910,805
Veolia Environnement	271,340	12,237,503
Vivendi Universal SA	367,304	11,462,428
		72,138,369

Germany (12.1%)
Allianz AG	89,249	13,468,052
BASF AG	167,075	12,754,934
Henkel KGaA	35,888	3,307,801
Henkel KGaA (Preference)	80,435	8,063,528
Hypo Real Estate Holding AG	199,642	10,346,015
Schwarz Pharma AG	61,819	3,932,729
Schwarz Pharma AG 144A †	16,200	1,030,593
Siemens AG	115,285	9,839,941
		62,743,593

Ireland (2.4%)
CRH PLC	287,423	8,423,819
Iaws Group PLC	273,656	3,921,411
		12,345,230

Italy (6.5%)
Banca Popolare di Verona e Novara Scrl	47,500	957,407
Mediaset SpA	681,969	7,198,612
Saipem SpA	501,186	8,192,629
UniCredito Italiano SpA	2,559,603	17,539,203
		33,887,851

COMMON STOCKS (98.0%)* continued

	Shares	Value

Netherlands (10.9%)
ABN AMRO Holdings NV	633,450	$16,503,239
Koninklijke (Royal) KPN NV	477,986	4,774,850
Koninklijke (Royal) KPN NV 144A	432,361	4,319,078
Royal Dutch Shell PLC Class A	692,510	21,055,719
Royal Dutch Shell PLC Class B	145,602	4,643,622
SBM Offshore NV	61,801	4,974,613
		56,271,121

Norway (2.0%)
Norsk Hydro ASA	73,994	7,575,730
Smedvig ASA Class A (S)	98,380	2,863,306
		10,439,036

Spain (4.3%)
Iberdrola SA	393,881	10,726,304
Repsol YPF SA	400,383	11,649,463
		22,375,767

Sweden (5.1%)
Assa Abloy AB Class B	653,400	10,265,450
Hennes & Mauritz AB Class B	107,340	3,642,623
SKF AB Class B	408,860	5,729,785
Telefonaktiebolaget LM Ericsson AB Class B	2,055,499	7,052,917
		26,690,775

Switzerland (16.2%)
Credit Suisse Group	317,265	16,132,935
Julius Baer Holding, Ltd. Class B	148,586	10,498,905
Novartis AG	342,612	17,954,887
Roche Holding AG	104,042	15,579,452
Swatch Group AG (The) Class B	18,088	2,676,958
Swiss Re	88,266	6,444,436
Zurich Financial Services AG †	69,862	14,846,205
		84,133,778

United Kingdom (16.5%)
AstraZeneca PLC	254,547	12,360,748
Enterprise Inns PLC	332,745	5,357,451
Imperial Tobacco Group PLC	165,862	4,945,276
Punch Taverns PLC	546,306	7,961,364
Reckitt Benckiser PLC	308,589	10,170,106
Royal Bank of Scotland Group PLC	416,429	12,544,747
Royal Bank of Scotland Group PLC 144A	113,859	3,429,954
Tesco PLC	2,061,754	11,731,787
Vodafone Group PLC	7,873,373	16,960,879
		85,462,312

Total common stocks (cost $432,937,868)		$508,216,652

SHORT-TERM INVESTMENTS (2.9%)*

	Principal amount/shares	Value
U.S. Treasury Bill zero %, January 26, 2006 #	$ 652,000	$650,417
Short-term investments held as collateral for
loaned securities with yields ranging from 3.25%
to 3.96% and due date of January 3, 2006 (d)	2,686,945	2,685,975
Putnam Prime Money Market Fund (e)	11,486,821	11,486,821

Total short-term investments (cost $14,823,213)		$14,823,213

TOTAL INVESTMENTS
Total investments (cost $447,761,081)		$523,039,865

* Percentages indicated are based on net assets of $518,435,029.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at December 31, 2005.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2005.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At December 31, 2005, liquid assets totaling $3,669,986 have been designated as collateral for open futures contracts. 144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The fund had the following industry group concentrations greater than 10% at December 31, 2005 (as a percentage of net assets):

Banking	19.0%
Oil and gas	10.2

FUTURES CONTRACTS OUTSTANDING at 12/31/05 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Dow Jones Euro Stoxx 50 Index (Long)	48	$2,031,209	Mar-06	$29,036
FTSE 100 Index (Long)	17	1,638,776	Mar-06	25,718

Total				$54,754

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/05 (Unaudited)

ASSETS
Investment in securities, at value, including $2,556,575 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $436,274,260)	$511,553,044
Affiliated issuers (identified cost $11,486,821) (Note 5)	11,486,821

Foreign currency (cost $384,317) (Note 1)	423,965

Dividends, interest and other receivables	641,226

Receivable for shares of the fund sold	151,291

Receivable for securities sold	652,000

Foreign tax reclaim receivable	209,505

Total assets	525,117,852

LIABILITIES
Payable to subcustodian (Note 2)	651,105

Payable for variation margin (Note 1)	17,118

Distributions payable to shareholders	642

Payable for securities purchased	253,366

Payable for shares of the fund repurchased	1,250,846

Payable for compensation of Manager (Notes 2 and 5)	1,037,981

Payable for investor servicing and custodian fees (Note 2)	155,821

Payable for Trustee compensation and expenses (Note 2)	145,424

Payable for administrative services (Note 2)	1,465

Payable for distribution fees (Note 2)	358,821

Collateral on securities loaned, at value (Note 1)	2,685,975

Other accrued expenses	124,259

Total liabilities	6,682,823

Net assets	$518,435,029

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$550,784,326

Distributions in excess of net investment income (Note 1)	(1,958,426)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(105,779,345)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	75,388,474

Total -- Representing net assets applicable to capital shares outstanding	$518,435,029

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($334,997,567 divided by 14,740,099 shares)	$22.73

Offering price per class A share
(100/94.75 of $22.73)*	$23.99

Net asset value and offering price per class B share
($157,650,677 divided by 7,162,888 shares)**	$22.01

Net asset value and offering price per class C share
($5,339,811 divided by 236,389 shares)**	$22.59

Net asset value and redemption price per class M share
($14,377,335 divided by 636,050 shares)	$22.60

Offering price per class M share
(100/96.75 of $22.60)*	$23.36

Net asset value, offering price and redemption price per class R share
($2,722 divided by 120 shares)	$22.71

Net asset value, offering price and redemption price per class Y share
($6,066,917 divided by 266,947 shares)	$22.73

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/05 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $151,877)	$ 2,438,798

Interest (including interest income of $164,579
from investments in affiliated issuers) (Note 5)	175,351

Securities lending	2,583

Total investment income	2,616,732

EXPENSES
Compensation of Manager (Note 2)	2,116,258

Investor servicing fees (Note 2)	717,040

Custodian fees (Note 2)	286,599

Trustee compensation and expenses (Note 2)	13,870

Administrative services (Note 2)	9,155

Distribution fees -- Class A (Note 2)	423,939

Distribution fees -- Class B (Note 2)	850,611

Distribution fees -- Class C (Note 2)	26,247

Distribution fees -- Class M (Note 2)	55,820

Distribution fees -- Class R (Note 2)	6

Other	171,140

Non-recurring costs (Notes 2 and 6)	4,571

Costs assumed by Manager (Notes 2 and 6)	(4,571)

Fees waived and reimbursed by Manager (Note 5)	(5,703)

Total expenses	4,664,982

Expense reduction (Note 2)	(173,849)

Net expenses	4,491,133

Net investment loss	(1,874,401)

Net realized gain on investments (Notes 1 and 3)	54,973,258

Net realized loss on futures contracts (Note 1)	(4,179)

Net realized loss on foreign currency transactions (Note 1)	(206,812)

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	73,949

Net unrealized depreciation of investments
and futures contracts during the period	(68,217)

Net gain on investments	54,767,999

Net increase in net assets resulting from operations	$52,893,598

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	12/31/05*	6/30/05

Operations:
Net investment income (loss)	$ (1,874,401)	$4,226,325

Net realized gain on investments
and foreign currency transactions	54,762,267	83,329,669

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	5,732	(3,307,492)

Net increase in net assets resulting from operations	52,893,598	84,248,502

Distributions to shareholders: (Note 1)

From net investment income

Class A	(4,066,574)	(4,235,243)

Class B	(567,351)	(1,201,201)

Class C	(25,177)	(31,377)

Class M	(96,538)	(78,348)

Class R	(30)	(15)

Class Y	(76,391)	--

Redemption fees (Note 1)	3,766	15,967

Decrease from capital share transactions (Note 4)	(56,031,574)	(125,583,398)

Total decrease in net assets	(7,966,271)	(46,865,113)

NET ASSETS
Beginning of period	526,401,300	573,266,413

End of period (including distributions in excess of net
investment income of $1,958,426 and undistributed net
investment income of $4,748,036, respectively)	$518,435,029	$526,401,300
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

	Six months ended**			Year ended

	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01
Net asset value,
beginning of period	$20.79	$18.05	$14.84	$16.65	$18.63	$26.71

Investment operations:
Net investment income (loss)(a)	(.05)(d)	.22(d,f )	.12(d)	.20	.17	.12

Net realized and unrealized
gain (loss) on investments	2.27	2.78	3.37	(1.79)	(2.02)	(6.05)

Total from
investment operations	2.22	3.00	3.49	(1.59)	(1.85)	(5.93)

Less distributions:
From net investment income	(.28)	(.26)	(.28)	(.22)	(.13)	(.01)

From net realized gain
on investments	--	--	--	--	--	(2.14)

Total distributions	(.28)	(.26)	(.28)	(.22)	(.13)	(2.15)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$22.73	$20.79	$18.05	$14.84	$16.65	$18.63

Total return at
net asset value (%)(b)	10.67*	16.66(f )	23.59	(9.47)	(9.96)	(23.32)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$334,998	$328,279	$313,766	$369,565	$570,806	$786,342

Ratio of expenses to
average net assets (%)(c)	.75*(d)	1.44(d)	1.44(d)	1.43	1.32	1.23

Ratio of net investment income
(loss) to average net assets (%)	(.22)*(d)	1.13(d,f )	.69(d)	1.40	1.01	.52

Portfolio turnover (%)	35.50*	56.35	82.35	79.66	76.68	88.89

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.05% and 0.03%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class A shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$20.03	$17.40	$14.31	$16.04	$17.95	$25.99

Investment operations:
Net investment income (loss)(a)	(.13)(d)	.04(d,f )	--(d,e)	.09	.04	(.05)

Net realized and unrealized
gain (loss) on investments	2.19	2.70	3.24	(1.73)	(1.95)	(5.85)

Total from
investment operations	2.06	2.74	3.24	(1.64)	(1.91)	(5.90)

Less distributions:
From net investment income	(.08)	(.11)	(.15)	(.09)	--	--

From net realized gain
on investments	--	--	--	--	--	(2.14)

Total distributions	(.08)	(.11)	(.15)	(.09)	--	(2.14)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$22.01	$20.03	$17.40	$14.31	$16.04	$17.95

Total return at
net asset value (%)(b)	10.28*	15.73(f )	22.69	(10.21)	(10.64)	(23.87)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$157,651	$177,711	$229,608	$266,777	$378,679	$580,207

Ratio of expenses to
average net assets (%)(c)	1.13*(d)	2.19(d)	2.19(d)	2.18	2.07	1.98

Ratio of net investment income
(loss) to average net assets (%)	(.60)*(d)	.23(d,f )	(.04)(d)	.68	.23	(.24)

Portfolio turnover (%)	35.50*	56.35	82.35	79.66	76.68	88.89

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.05% and 0.03%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class B shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

Six months ended**				Year ended

	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01
Net asset value,
beginning of period	$20.58	$17.88	$14.68	$16.43	$18.39	$26.56

Investment operations:
Net investment income (loss)(a)	(.13)(d)	.06(d,f )	(.01)(d)	.10	.03	(.03)

Net realized and unrealized
gain (loss) on investments	2.25	2.75	3.33	(1.77)	(1.99)	(6.00)

Total from
investment operations	2.12	2.81	3.32	(1.67)	(1.96)	(6.03)

Less distributions:
From net investment income	(.11)	(.11)	(.12)	(.08)	--	--

From net realized gain
on investments	--	--	--	--	--	(2.14)

Total distributions	(.11)	(.11)	(.12)	(.08)	--	(2.14)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$22.59	$20.58	$17.88	$14.68	$16.43	$18.39

Total return at
net asset value (%)(b)	10.29*	15.73(f )	22.65	(10.15)	(10.66)	(23.85)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$5,340	$5,182	$5,482	$7,455	$10,751	$17,113

Ratio of expenses to
average net assets (%)(c)	1.13*(d)	2.19(d)	2.19(d)	2.18	2.07	1.98

Ratio of net investment income
(loss) to average net assets (%)	(.60)*(d)	.33(d,f )	(.06)(d)	.69	.20	(.12)

Portfolio turnover (%)	35.50*	56.35	82.35	79.66	76.68	88.89

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.05% and 0.03%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class C shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

	Six months ended**			Year ended

	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01
Net asset value,
beginning of period	$20.61	$17.84	$14.68	$16.46	$18.39	$26.50

Investment operations:
Net investment income (loss)(a)	(.10)(d)	.09(d,f )	(.01)(d)	.13	.08	.01

Net realized and unrealized
gain (loss) on investments	2.24	2.77	3.37	(1.78)	(2.00)	(5.98)

Total from
investment operations	2.14	2.86	3.36	(1.65)	(1.92)	(5.97)

Less distributions:
From net investment income	(.15)	(.09)	(.20)	(.13)	(.01)	--

From net realized gain
on investments	--	--	--	--	--	(2.14)

Total distributions	(.15)	(.09)	(.20)	(.13)	(.01)	(2.14)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$22.60	$20.61	$17.84	$14.68	$16.46	$18.39

Total return at
net asset value (%)(b)	10.39*	16.05(f )	22.97	(9.98)	(10.43)	(23.67)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$14,377	$15,227	$24,410	$34,460	$34,312	$54,103

Ratio of expenses to
average net assets (%)(c)	1.00*(d)	1.94(d)	1.94(d)	1.93	1.82	1.73

Ratio of net investment income
(loss) to average net assets (%)	(.47)*(d)	.46(d,f )	.01(d)	.98	.47	.04

Portfolio turnover (%)	35.50*	56.35	82.35	79.66	76.68	88.89

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.05% and 0.03%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class M shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

	Six months ended**	Year ended	Period

	12/31/05	6/30/05	12/1/03†-6/30/04
Net asset value,
beginning of period	$20.75	$18.03	$16.95

Investment operations:
Net investment income (loss)(a)	(.08)(d)	.20(d,f )	.04(d)

Net realized and unrealized
gain on investments	2.30	2.75	1.32

Total from
investment operations	2.22	2.95	1.36

Less distributions:
From net investment income	(.26)	(.23)	(.28)

Total distributions	(.26)	(.23)	(.28)

Redemption fees	--(e)	--(e)	--(e)

Net asset value,
end of period	$22.71	$20.75	$18.03

Total return at
net asset value (%)(b)	10.68*	16.38(f )	8.08*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$3	$2	$1

Ratio of expenses to
average net assets (%)(c)	.88*(d)	1.69(d)	.99*(d)

Ratio of net investment income
(loss) to average net assets (%)	(.37)*(d)	1.03(d,f )	.26*(d)

Portfolio turnover (%)	35.50*	56.35	82.35

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.05% and 0.03%, respectively, of average net assets for class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class R shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

Period

10/4/05†-12/31/05**
Net asset value,
beginning of period	$22.46

Investment operations:
Net investment loss (a)	(.03)(d)

Net realized and unrealized
gain on investments	.59

Total from
investment operations	.56

Less distributions:
From net investment income	(.29)

Total distributions	(.29)

Redemption fees	--(e)

Net asset value,
end of period	$22.73

Total return at
net asset value (%)(b)	2.49*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$6,067

Ratio of expenses to
average net assets (%)(c)	.30*(d)

Ratio of net investment loss
to average net assets (%)	(.12)*(d)

Portfolio turnover (%)	35.50*

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended December 31, 2005 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/05 (Unaudited)

Note 1: Significant accounting policies

Putnam Europe Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class Y shares on October 4, 2005. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York

Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At December 31, 2005, the value of securities loaned amounted to $2,556,575. The fund received cash collateral of $2,685,975, which is pooled with collateral of other Putnam funds into 2 issues of high-grade, short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2005, the fund had a capital loss carryover of $157,246,888 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 11,858,511	June 30, 2010

145,388,377	June 30, 2011

The aggregate identified cost on a tax basis is $451,055,808, resulting in gross unrealized appreciation and depreciation of $76,228,015 and $4,243,958, respectively, or net unrealized appreciation of $71,984,057.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2006, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended December 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended December 31, 2005, Putnam Management has assumed $4,571 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2005, the fund incurred $1,003,639 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At December 31, 2005, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2005, the fund’s expenses were reduced by $173,849 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $317, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $3,598 and $104 from the sale of class A and class M shares, respectively, and received $51,572 and $11 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2005, Putnam Retail Management, acting as underwriter, received $75 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $183,682,077 and $246,881,834, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At December 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 12/31/05:
Shares sold	1,199,230	$ 26,290,872

Shares issued
in connection
with reinvestment
of distributions	147,913	3,367,972

	1,347,143	29,658,844

Shares
repurchased	(2,400,628)	(53,032,596)

Net decrease	(1,053,485)	$(23,373,752)

Year ended 6/30/05:
Shares sold	2,892,196	$ 58,173,584

Shares issued
in connection
with reinvestment
of distributions	175,934	3,594,342

	3,068,130	61,767,926

Shares
repurchased	(4,656,698)	(91,959,548)

Net decrease	(1,588,568)	$(30,191,622)

CLASS B	Shares	Amount
Six months ended 12/31/05:
Shares sold	101,953	$2,159,580

Shares issued
in connection
with reinvestment
of distributions	23,537	518,992

	125,490	2,678,572

Shares
repurchased	(1,834,140)	(38,796,949)

Net decrease	(1,708,650)	$(36,118,377)

Year ended 6/30/05:
Shares sold	316,638	$6,069,875

Shares issued
in connection
with reinvestment
of distributions	55,452	1,095,737

	372,090	7,165,612

Shares
repurchased	(4,699,531)	(89,973,740)

Net decrease	(4,327,441)	$(82,808,128)

CLASS C	Shares	Amount
Six months ended 12/31/05:
Shares sold	14,971	$331,651

Shares issued
in connection
with reinvestment
of distributions	894	20,228

	15,865	351,879

Shares
repurchased	(31,204)	(682,756)

Net decrease	(15,339)	$(330,877)

Year ended 6/30/05:
Shares sold	40,576	$820,426

Shares issued
in connection
with reinvestment
of distributions	1,245	25,281

	41,821	845,707

Shares
repurchased	(96,698)	(1,905,876)

Net decrease	(54,877)	$(1,060,169)

CLASS M	Shares	Amount
Six months ended 12/31/05:
Shares sold	11,142	$ 246,102

Shares issued
in connection
with reinvestment
of distributions	2,253	51,034

	13,395	297,136

Shares
repurchased	(116,089)	(2,509,194)

Net decrease	(102,694)	$ (2,212,058)

Year ended 6/30/05:
Shares sold	105,532	$ 2,095,512

Shares issued
in connection
with reinvestment
of distributions	1,975	40,114

	107,507	2,135,626

Shares
repurchased	(736,852)	(13,659,601)

Net decrease	(629,345)	$(11,523,975)

CLASS R	Shares	Amount
Six months ended 12/31/05:
Shares sold	42	$ 935

Shares issued
in connection
with reinvestment
of distributions	1	30

	43	965

Shares
repurchased	(8)	(186)

Net increase	35	$ 779

Year ended 6/30/05:
Shares sold	24	$ 481

Shares issued
in connection
with reinvestment
of distributions	1	15

	25	496

Shares
repurchased	--	--

Net increase	25	$ 496

CLASS Y	Shares	Amount
For the period 10/4/05 (commencement of operations)
to 12/31/05:
Shares sold	323,429	$ 7,257,434

Shares issued
in connection
with reinvestment
of distributions	3,356	76,391

	326,785	7,333,825

Shares
repurchased	(59,838)	(1,331,114)

Net increase	266,947	$ 6,002,711

At December 31, 2005, Putnam, LLC owned
61 class R shares of the fund (50.8% of class R
shares outstanding), valued at $1,385.

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2005, management fees paid were reduced by $5,703 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $164,579 for the period ended December 31, 2005. During the period ended December 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $108,001,024 and $106,885,955, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $193,848 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended December 31, 2005. The other Putnam mutual funds in this group are Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Merrill Lynch, Goldman Sachs, UBS Warburg, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended December 31, 2005.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, RBC Capital Markets, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Investment Sub-Manager
Putnam Investments Limited
57–59 St. James Street
London, England SW1A 1LD
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA005 230220 2/06

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:
(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable
(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter

Principal Executive Officer

Date: February 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar

Principal Financial Officer

Date: February 28, 2006